               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                  Date of report: October 18, 1995



                        USAir Group, Inc.
                (Commission file number: 1-8444)

                               and

                           USAir, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware                       USAir Group, Inc. 54-1194634
(State of Incorporation                USAir, Inc.       53-0218143
  of both registrants)        (I.R.S. Employer Identification Nos.)



                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)



                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)

Item 5. Other Events

     Seth E. Schofield, the Chairman and Chief Executive Officer of USAir Group, Inc. (the "Company"), held a conference call with airline industry analysts on October 18, 1995 to discuss the Company's third quarter financial results which had been released to the public earlier in the day. During the conference call, Mr. Schofield told the analysts that USAir's yield is expected to be thirteen percent higher and its unit costs, excluding profit share expense, are expected to be twelve percent to thirteen percent higher in the fourth quarter of 1995 versus the fourth quarter of 1994, with capacity in available seat-miles down by eleven and one-half percent. Mr. Schofield also said that USAir's capacity in available seat-miles is expected to be down by approximately two and one-half percent to three percent for the full year 1996 versus 1995.

     In addition, Mr. Schofield said that the Company's cash position at the end of 1995 is expected to be approximately the same as the cash balance of $865 million on hand at the end of the third quarter, not including asset sale proceeds expected to be received by the Company in the fourth quarter.

Item 7.   Financial Statements and Exhibits

(c)   Exhibits

Designation                               Description
-----------                         -----------

    99                                    News release dated October 18,
                                          1995 of USAir Group, Inc. and
                                          USAir, Inc., with consolidated
                                          statements of operations and a
                                          supplemental schedule for each
                                          company.




                            SIGNATURES


      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly autho-rized.

                              USAir Group, Inc.



Date: October 18, 1995        By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer


                              USAir, Inc.



Date: October 18, 1995        By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer

                                  EXHIBIT 99

USAIR GROUP EARNS $43.1 MILLION IN 3RD QUARTER

      ARLINGTON, Va., October 18, 1995 -- USAir Group Inc. reported a net profit for the third quarter of $43.1 million and a profit per common share of $0.35. The company's quarterly revenues of $1.87 billion set a record for a third quarter.

      "It has been seven years since USAir has had a profitable third quarter and six years since we have posted back-to-back quarterly profits, so there can be no doubt that the company is now experiencing a dramatic upturn in its financial performance," said USAir Chairman and CEO Seth E. Schofield.

      The results, which company management attributed to a combination of significantly improved operating conditions, rightsizing and cost reductions, underscore the recent turnaround in the company's financial results.

      "The cover of our 1994 annual report asked a simple question, 'Are we turning things around?' The answer then, and emphatically today: 'Yes'," Schofield said.

      "These results confirm the profit potential of the USAir franchise. Many of the pieces now are falling into place that will allow us to begin realizing our potential. Our load factors are among the highest in the history of the company and bookings look strong well into the fourth quarter. We now anticipate a profitable fourth quarter and a profitable 1995 after provision for preferred dividends."

      Schofield also noted that the income per common share of $0.35, after provision for preferred dividends, is the first positive result in this category for a third quarter since 1988 and that the operating profit of $92.6 million is the highest for the quarter since 1988.

      The 1995 3rd quarter net income of $43.1 million compares to a loss in the 3rd quarter of 1994 of $180.1 million, an improvement of $223.2 million.

       At the operating level, the 1995 revenues of $1.87 billion compare to 1994 quarterly revenues of $1.75 billion, an improvement of 7.0 percent. Operating expenses of $1.78 billion for the 3rd quarter of 1995 were 6.6 percent lower than the comparable figure of $1.91 billion for the 3rd quarter of 1994.

      "Year-over-year, each major category of our cost structure -- personnel, fuel, landing fees, etc. -- showed improvement, reflecting both the ongoing effort to get our costs under control and the impact of our rightsizing program," Schofield said.

      Under the rightsizing program, available seat miles declined by 9.1 percent in 3rd quarter 1995 as compared to 1994 while revenue passenger miles were down only 5.8 percent. The load factor, or percentage of seats filled with revenue passengers on each aircraft, jumped 2.3 percentage points to 66.5 percent.

      Operational performance remained in the industry's top tier during the quarter, Schofield noted, referring to Department of Transportation gauges of on-time performance and fewest passenger complaints.

      For the first three quarters of 1995, USAir Group Inc. has recorded a net profit of $59 million on revenues of $5.62 billion compared to losses in 1994 of $362.9 million on revenues of $5.32 billion. Operating expenses of $5.41 billion to date in 1995 are
2.4 percent below the 1994 figure of $5.54 billion.

                                                       NEWS RELEASE
                       USAir Group, Inc.
             Consolidated Statements of Operations
                          (Unaudited)
            (in thousands, except per share amounts)

                                   Three Months Ended
                                      September 30,
                                 -----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $1,687,824   $1,596,018     5.8
  Cargo and Freight                  37,889       37,867     0.1
  Other                             147,704      116,888    26.4
                                  ---------    ---------
    Total Operating Revenues      1,873,417    1,750,773     7.0

Operating Expenses
  Personnel Costs                   730,145      737,993    (1.1)
  Aviation Fuel                     154,223      174,747   (11.7)
  Commissions                       135,400      141,461    (4.3)
  Aircraft Rent                     108,718      124,816   (12.9)
  Other Rent and Landing Fees       105,308      113,719    (7.4)
  Aircraft Maintenance               83,287      106,878   (22.1)
  Depreciation and Amortization      87,912      113,357   (22.4)
  Other, Net                        375,775      393,081    (4.4)
                                  ---------    ---------
    Total Operating Expenses      1,780,768    1,906,052    (6.6)
                                  ---------    ---------
    Operating Income (Loss)          92,649     (155,279)      -

Other Income (Expense)
  Interest Income                    13,562        7,471    81.5
  Interest Expense                  (75,065)     (71,040)    5.7
  Interest Capitalized                  758        4,473   (83.1)
  Other, Net                         17,566       34,312   (48.8)
                                  ---------    ---------
    Other Income (Expense), Net     (43,179)     (24,784)   74.2
                                  ---------    ---------
Income (Loss) Before Taxes           49,470     (180,063)      -
   Income Tax Provision (Credit)      6,414            -       -
                                  ---------    ---------
Net Income (Loss)                    43,056     (180,063)      -
   Preferred Dividend Requirement   (21,415)     (19,513)    9.7
                                  ---------    ---------
Net Income (Loss) Applicable to
   Common Stockholders           $   21,641   $ (199,576)      -
                                  =========    =========

Income (Loss) Per Common Share   $     0.35   $    (3.32)      -

Shares Used For Computation
   (000)                             62,571       60,062

                 (continued on next page)

                                                       NEWS RELEASE
                        USAir Group, Inc.
             Consolidated Statements of Operations
                          (Unaudited)
            (in thousands, except per share amounts)

                                     Nine Months Ended
                                       September 30,
                                  ----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $5,078,439   $4,842,460     4.9
  Cargo and Freight                 118,306      121,967    (3.0)
  Other                             423,063      351,798    20.3
                                  ---------    ---------
    Total Operating Revenues      5,619,808    5,316,225     5.7

Operating Expenses
  Personnel Costs                 2,179,066    2,188,567    (0.4)
  Aviation Fuel                     477,666      499,429    (4.4)
  Commissions                       431,222      445,462    (3.2)
  Aircraft Rent                     329,738      350,506    (5.9)
  Other Rent and Landing Fees       310,506      328,146    (5.4)
  Aircraft Maintenance              264,928      303,784   (12.8)
  Depreciation and Amortization     263,978      286,611    (7.9)
  Other, Net                      1,148,937    1,134,876     1.2
                                  ---------    ---------
    Total Operating Expenses      5,406,041    5,537,381    (2.4)
                                  ---------    ---------
    Operating Income (Loss)         213,767     (221,156)      -

Other Income (Expense)
  Interest Income                    32,553       18,082    80.0
  Interest Expense                 (228,521)    (210,020)    8.8
  Interest Capitalized                7,730        8,547    (9.6)
  Other, Net                         39,918       41,642    (4.1)
                                  ---------    ---------
    Other Income (Expense), Net    (148,320)    (141,749)    4.6
                                  ---------    ---------
Income (Loss) Before Taxes           65,447     (362,905)      -
   Income Tax Provision (Credit)      6,414            -       -
                                  ---------    ---------
Net Income (Loss)                    59,033     (362,905)      -
   Preferred Dividend Requirement   (63,044)     (58,068)    8.6
                                  ---------    ---------
Net Income (Loss) Applicable to
   Common Stockholders           $   (4,011)  $ (420,973)  (99.0)
                                  =========    =========

Income (Loss) Per Common Share   $    (0.06)  $    (7.06)  (99.2)
Shares Used For Computation
   (000)                             62,143       59,654

Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.

                                                      NEWS RELEASE
                         USAir, Inc.
        (A Wholly-Owned Subsidiary of USAir Group, Inc.)
             Consolidated Statements of Operations
                        (Unaudited)
                  (dollars in thousands)


                                   Three Months Ended
                                      September 30,
                                 -----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $1,561,583   $1,482,214     5.4
  Cargo and Freight                  36,923       37,111    (0.5)
  Other                             144,300      122,357    17.9
                                  ---------    ---------
    Total Operating Revenues      1,742,806    1,641,682     6.2

Operating Expenses
  Personnel Costs                   691,925      702,726    (1.5)
  Aviation Fuel                     146,811      166,811   (12.0)
  Commissions                       126,110      132,677    (4.9)
  Aircraft Rent                      98,295      114,227   (13.9)
  Other Rent and Landing Fees       101,428      109,997    (7.8)
  Aircraft Maintenance               70,306       92,684   (24.1)
  Depreciation and Amortization      84,007      109,599   (23.4)
  Other, Net                        357,626      377,144    (5.2)
                                  ---------    ---------
    Total Operating Expenses      1,676,508    1,805,865    (7.2)
                                  ---------    ---------
    Operating Income (Loss)          66,298     (164,183)      -

Other Income (Expense)
  Interest Income                    13,385        7,666    74.6
  Interest Expense                  (75,931)     (71,177)    6.7
  Interest Capitalized                  758        4,473   (83.1)
  Other, Net                         15,454       27,256   (43.3)
                                  ---------    ---------
    Other Income (Expense), Net     (46,334)     (31,782)   45.8
                                  ---------    ---------
Income (Loss) Before Taxes           19,964     (195,965)      -

   Income Tax Provision (Credit)      3,365            -       -
                                  ---------    ---------
Net Income (Loss)                $   16,599   $ (195,965)      -
                                  =========    =========


Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.



                  (continued on next page)

Airline Operating and Financial Statistics (Note 2)
(* denotes scheduled service only)   (c = cents)

                                 Three Months Ended
                                    September 30,
                               ----------------------   Percent
                                  1995         1994      Change
                                  ----         ----     -------

Revenue Passengers
   (Thousands)*                   14,020      15,803    (11.3)
Total Revenue Passenger Miles
   (Millions)                      9,711      10,308     (5.8)
Revenue Passenger Miles
   (Millions)*                     9,592      10,199     (6.0)
Total Available Seat Miles
  (Millions)                      14,560      16,020     (9.1)
Available Seat Miles
   (Millions)*                    14,428      15,897     (9.2)
Passenger Load Factor*              66.5 %      64.2 %    2.3 pts
Break Even Load Factor (Net)
  (Note 3)                          66.2 %      70.5 %   (4.3)pts
Yield*                             16.28 c     14.53 c   12.0
Passenger Revenue per Available
  Seat Mile*                       10.82 c      9.32 c   16.1
Revenue per Available Seat Mile
  (Note 3)                         11.86 c     10.15 c   16.8
Cost per Available Seat Mile
  (Note 3)                         11.40 c     10.76 c    5.9
Average Passenger Journey
   (Miles)*                          684         645      6.0
Average Stage Length (Miles)*        573         540      6.1
Revenue Aircraft Miles
   (Millions)*                       109         123    (11.4)
Cost of Fuel Per Gallon            52.84 c     53.33 c   (0.9)
Gallons of Fuel Consumed
   (Millions)                        278         313    (11.2)













                  (continued on next page)

                                                     NEWS RELEASE


                        USAir, Inc.
        (A Wholly-Owned Subsidiary of USAir Group, Inc.)
             Consolidated Statements of Operations
                        (Unaudited)
                  (dollars in thousands)



                                   Nine Months Ended
                                      September 30,
                                 -----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $4,724,470   $4,506,659     4.8
  Cargo and Freight                 115,658      119,583    (3.3)
  Other                             419,627      368,170    14.0
                                  ---------    ---------
    Total Operating Revenues      5,259,755    4,994,412     5.3

Operating Expenses
  Personnel Costs                 2,077,828    2,084,341    (0.3)
  Aviation Fuel                     456,319      476,950    (4.3)
  Commissions                       404,269      419,119    (3.5)
  Aircraft Rent                     300,500      317,059    (5.2)
  Other Rent and Landing Fees       299,146      317,418    (5.8)
  Aircraft Maintenance              226,497      258,199   (12.3)
  Depreciation and Amortization     252,157      269,270    (6.4)
  Other, Net                      1,092,326    1,091,479     0.1
                                  ---------    ---------
    Total Operating Expenses      5,109,042    5,233,835    (2.4)
                                  ---------    ---------
    Operating Income (Loss)         150,713     (239,423)      -

Other Income (Expense)
  Interest Income                    32,158       18,775    71.3
  Interest Expense                 (225,526)    (209,763)    7.5
  Interest Capitalized                7,730        8,547    (9.6)
  Other, Net                         37,711       37,218     1.3
                                  ---------    ---------
    Other Income (Expense), Net    (147,927)    (145,223)    1.9
                                  ---------    ---------
Income (Loss) Before Taxes            2,786     (384,646)      -

   Income Tax Provision (Credit)      3,365            -       -
                                  ---------    ---------
Net Income (Loss)                $     (579)  $ (384,646)      -
                                  =========    =========
Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.

                  (continued on next page)

                                                     NEWS RELEASE

Airline Operating and Financial Statistics (Note 2)
(* denotes scheduled service only)   (c = cents)

                                 Nine Months Ended
                                    September 30,
                               ----------------------   Percent
                                  1995         1994      Change
                                  ----         ----     -------
Revenue Passengers
   (Thousands)*                   42,986      44,824     (4.1)
Total Revenue Passenger Miles
   (Millions)                     29,024      28,978      0.2
Revenue Passenger Miles
   (Millions)*                    28,658      28,626      0.1
Total Available Seat Miles
  (Millions)                      44,955      45,862     (2.0)
Available Seat Miles
   (Millions)*                    44,549      45,466     (2.0)
Passenger Load Factor*              64.3 %      63.0 %    1.3 pts
Break Even Load Factor (Net)
  (Note 3)                          64.8 %      67.8 %   (3.0)pts
Yield*                             16.49 c     15.74 c    4.8
Passenger Revenue per Available
  Seat Mile*                       10.60 c      9.91 c    7.0
Revenue per Available Seat Mile
  (Note 3)                         11.59 c     10.79 c    7.4
Cost per Available Seat Mile
  (Note 3)                         11.26 c     11.17 c    0.8
Average Passenger Journey
   (Miles)*                          667         639      4.4
Average Stage Length (Miles)*        561         536      4.7
Revenue Aircraft Miles
   (Millions)*                       341         352     (3.1)
Cost of Fuel Per Gallon            52.53 c     52.96 c   (0.8)
Gallons of Fuel Consumed
   (Millions)                        869         901     (3.6)


Note 1. Certain 1994 amounts have been reclassified to conform with 1995 classifications.
Note 2. All operating statistics exclude flights operated by USAir under a wet lease arrangement with British Airways ("wet lease").
Note 3. Financial statistics exclude non-recurring charges and the revenue and expense (which amounts net to zero) generated under the wet lease arrangement. Wet lease amounts of $16.2 million and $47.6 million have been excluded from the third quarter and year-to-date results for 1995, respectively and $15.6 and $45.0 million have been excluded from the third quarter and year-to-date results for 1994, respectively, from both Other Revenues and Other Expenses for purposes of financial statistic calculation.

                                                      NEWS RELEASE

                                     USAir Group, Inc.
                     Comparative Consolidated Statements of Operations
                  Adjusted for Profit Sharing Expense and One-Time Items
                                        (unaudited)
                                   (dollars in millions)

                                   Three Months
                                   Ended September 30,    Better/(Worse)
                                   --------------------   --------------
                                     1995       1994      Amount      %
                                     ----       ----      ------     ---
Operating Revenues                $ 1,873.4   $ 1,750.8  $ 122.6     7.0 %

Operating Expenses                  1,780.8     1,906.1    125.3     6.6 %
                                    -------     -------    -----
  Operating Income (Loss)              92.6      (155.3)   247.9      NM

Profit Sharing Expense                (15.2)       (0.7)   (14.5)     NM

One-Time-Add.(Deduct.)*                   -       (67.7)    67.7      NM
                                    -------     -------
  Adjusted Operating Income (Loss)    107.8       (86.9)    194.7     NM

Other Income (Expense), Net           (43.2)      (24.8)    (18.4) (74.2) %
                                    -------     -------
   Income (Loss) Before Taxes          49.5      (180.1)    229.6     NM

One-Time-Add.(Deduct.)**                  -        28.3     (28.3)    NM

  Adjusted Income (Loss) Before Taxes  64.7      (140.0)    204.7     NM

Income Tax Provision (Credit)           6.4            -     (6.4)    NM
                                    -------      -------

Net Income (Loss)                   $  43.1     $ (180.1) $ 223.2     NM
                                    =======      =======
____________________________

* 1994 One-Time Items - Operating Expenses:
  Reserve for Non-Operating Aircraft            $  (40.1)
  West Coast Realignment                           (25.9)
  Other                                             (1.7)
                                                  -------
    Total                                       $  (67.7)
                                                  =======

** 1994 One-Time Items - Other Income (Expense):
  Asset Dispositions                            $   28.3
                                                   -----
    Total                                        $  28.3
                                                   =====
 Note:  Numbers may not add due to rounding
 NM - Not Meaningful
                                                       NEWS RELEASE

                                     USAir Group, Inc.
                     Comparative Consolidated Statements of Operations
                  Adjusted for Profit Sharing Expense and One-Time Items
                                        (unaudited)
                                   (dollars in millions)

                                   Nine Months
                                   Ended September 30,    Better/(Worse)
                                   --------------------   --------------
                                     1995       1994      Amount      %
                                     ----       ----      ------     ---
Operating Revenues                $ 5,619.8   $ 5,316.2  $ 303.6     5.7 %

Operating Expenses                  5,406.0     5,537.4    131.4     2.4 %
                                    -------     -------    -----
  Operating Income (Loss)             213.8      (221.2)   435.0      NM

Profit Sharing Expense                (15.2)       (2.1)   (13.1)     NM

One-Time-Add.(Deduct.)*                   -       (67.7)    67.7      NM
                                    -------     -------
  Adjusted Operating Income (Loss)    229.0      (151.4)    380.4     NM

Other Income (Expense), Net          (148.3)     (141.7)     (6.6)  (4.7) %
                                    -------     -------
   Income (Loss) Before Taxes          65.4      (362.9)    428.3     NM

One-Time-Add.(Deduct.)**                  -        28.3     (28.3)    NM

  Adjusted Income (Loss) Before Taxes  80.7      (321.4)    402.1     NM

Income Tax Provision (Credit)           6.4            -     (6.4)    NM
                                    -------      -------

Net Income (Loss)                   $  59.0     $ (362.9) $ 421.9     NM
                                    =======      =======
____________________________

* 1994 One-Time Items - Operating Expenses:
  Reserve for Non-Operating Aircraft            $  (40.1)
  West Coast Realignment                           (25.9)
  Other                                             (1.7)
                                                  -------
    Total                                       $  (67.7)
                                                  =======

** 1994 One-Time Items - Other Income (Expense):
  Asset Dispositions                            $   28.3
                                                   -----
    Total                                       $   28.3
                                                   =====
 Note:  Numbers may not add due to rounding

NM - Not Meaningful